ALL-STATE PROPERTIES L.P.

This Proxy is Solicited on Behalf of the General Partner

The undersigned hereby appoints Stanley R. Rosenthal and Robert C. Brighton, Jr., and each of them, proxies with power of substitution to vote for and on behalf of the undersigned at the Special Meeting of Partners of All-State Properties L.P.  (the "Company"), to be held at Woodlands Country Club, 4600 Woodlands Boulevard, Fort Lauderdale, Florida 33319 on Tuesday, May 8, 2007 at 10:00 a.m., local time, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment thereof.

1.

To approve a plan (the “Plan”) pursuant to which the Company would acquire an indirect interest in Hubei Longdan Biological Technology Medicine Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“Hubei Longdan”), engaged in the production and sale of pharmaceutical products for the Chinese market by the merger of Longdan International Inc., a corporation organized under the laws of Nevis (“Longdan”), into a wholly-owned subsidiary of the Company.

For

Against

Abstain

❒

  ❒

  ❒

2.

To approve the conversion of the Company into Longdan International Holding, Inc., a Delaware corporation (“LIH”), in connection with the Plan.

For

Against

Abstain

❒

  ❒

  ❒

3.

To approve the issuance of shares of three series of common stock of LIH to the shareholders of  Longdan in connection in with the Plan which would constitute approximately 89% of the outstanding common stock calculated on an “as if converted” basis.

For

Against

Abstain

❒

  ❒

  ❒

4.

To transact such other business as may properly come before the Meeting.

IF NO INSTRUCTION IS INDICATED, the undersigned’s vote will be cast FOR each of the three proposals and in favor of the Plan and related transactions, and to provide the proxies with general power with respect to other matters properly brought before the Meeting.

(Please sign on reverse side and return promptly in the enclosed envelope)

FTL:2132000:3

(Continued from other side)

A majority of the proxies present and acting at the meeting in person or by substitute (or if only one is present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given and acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated April 16, 2007.

Dated:

______________, 2007

Signature: _____________________________

In case of joint owners, each owner should sign.  When signing in a fiduciary or representative capacity, please give full title as such.  Proxies executed by a corporation, limited liability company, partnership or other entity should be signed in full entity name by a duly authorized person.

If Joint Owners:

____________________________

______________________________

Name (Please Print)

Name (Please Print)

____________________________

______________________________

Signature

Signature

____________________________

______________________________

Date

Date

____________________________

Number of Partnership Units

FTL:2132000:3